UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 2, 2009

CIMETRIX INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File No. 000-16454

Nevada	87-0439107
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

6979 South High Tech Drive
Salt Lake City, Utah  84047-3757
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (801) 256-6500

Former name or former address, if changed since last report:  Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Cimetrix Incorporated (the “Company”) and Cimetrix’s Vice President of Global Services (the “Officer”), entered into a Separation Agreement effective October 2, 2009.  Under the terms of the agreement, the Officer will resign his position as Vice President of Global Services immediately upon securing full time employment outside of the Company’s employment or on February 28, 2010, whichever comes first.  The Company will continue to pay the Officer his current salary and benefits through February 28, 2010 or until full time employment is secured, whichever comes first.   The Officer will be paid the previously deferred portion of his salary at the same time and on the same terms as deferred salary is paid to other senior executives of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 8, 2009                                                                       CIMETRIX INCORPORATED

By: /s/ Robert H. Reback
     Robert H. Reback
     President and Chief Executive Officer
     (Principal Executive Officer)

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